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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 19, 2002



                           Champion Enterprises, Inc.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)



              1-9751                                   38-2743168
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    (Commission File Number)                (IRS Employer Identification No.)


          2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 248/340-9090



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ITEM 7.  EXHIBITS.

Exhibit
 Number
 ------

  99.1 Statement of principal executive officer of Registrant, delivered to the Commission pursuant to the Commission's Order No. 4-460, dated August 19, 2002.

  99.2 Statement of principal financial officer of Registrant, delivered to the Commission pursuant to the Commission's Order No. 4-460, dated August 19, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On August 19, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, the Registrant delivered the sworn statements required pursuant to such order to the Secretary of the Commission. A copy of each statement, made by the principal executive officer and the principal financial officer of the Registrant, is attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.


                                       1
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CHAMPION ENTERPRISES, INC.



                                By: /s/ Anthony S. Cleberg
                                    --------------------------------
                                    Anthony S. Cleberg, Executive Vice President
                                    and Chief Financial Officer




Date:  August 19, 2002

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                                INDEX TO EXHIBITS


Exhibit No.                              Description
-----------                              -----------


  99.1 Statement of principal executive officer of Registrant, delivered to the Commission pursuant to the Commission's Order No. 4-460, dated August 19, 2002.

  99.2 Statement of principal financial officer of Registrant, delivered to the Commission pursuant to the Commission's Order No. 4-460, dated August 19, 2002.